Triarc and Wendy’s Shareholders Approve Merger

Closing Expected by End of September

ATLANTA, GA. and DUBLIN, OH – September 15, 2008 (BUSINESS WIRE) -- Triarc Companies, Inc. (NYSE: TRY; TRY.B), the parent company of Arby’s Restaurant Group, Inc. which is the franchisor of the Arby’s® restaurant system, and Wendy's International, Inc. (NYSE: WEN), announced today that their respective shareholders have approved all proposals related to the pending merger.

Upon consummation of the merger, the combined company will be called Wendy’s/Arby’s Group, Inc. and will trade under the symbol “WEN” on the New York Stock Exchange. Triarc and Wendy’s® expect that the merger will be consummated on or about September 29, 2008.

Under the merger agreement, Wendy’s shareholders will receive 4.25 shares of Triarc’s Class A common stock for each share of Wendy’s common stock that they own. In addition, each outstanding share of Triarc Class B common stock, Series 1, will be converted into one share of Triarc Class A common stock, resulting in a post-merger company with a single class of common stock.

Roland Smith, Chief Executive Officer of Triarc, said: “We are very pleased that the shareholders of both Triarc and Wendy’s have approved the merger, and we look forward to working together with employees of both companies in setting a new course for Wendy’s/Arby’s Group. We believe our combination represents a major strategic opportunity to create significant long-term value for all of our stakeholders, and we are working on a comprehensive integration plan and organizational structure to support enhanced operating performance at both brands. We intend to share more detailed plans regarding the new company as soon as practicable after the transaction closes.”

Kerrii Anderson, CEO and President of Wendy’s, said: “We are committed to a seamless transition as the merger closes, working closely with the Triarc team. Wendy’s has a strong foundation with outstanding employees and franchisees to help drive growth for the new company.”

Wendy’s/Arby’s Group will have a consolidated support center based in Atlanta, Georgia, which will oversee all public company responsibilities and shared service functions. The headquarters of the Wendy’s brand will remain in Dublin, Ohio and the headquarters of the Arby’s brand will remain in Atlanta, Georgia.

Triarc stockholders also approved the re-election of all 11 current members of Triarc’s Board of Directors. Following the stockholder meeting, the Triarc Board of Directors acted to: increase the size of the board to 12; accepted the resignation of one Triarc director, Russell V. Umphenour, Jr.; and appointed two current Wendy’s directors, Janet Hill and J. Randolph Lewis, to fill the resulting two open positions on the Board of Directors, all to be effective upon, and subject to, the closing of the merger. Ms. Hill is Vice President of Alexander & Associates, Inc., Washington, D.C., which provides corporate planning, advice and analysis to directors, executives and managers in the areas of human resource planning, corporate responsibility, communications and government consultation. Ms. Hill also serves as a director of Dean Foods Company and Sprint Nextel Corporation. Mr. Lewis is Senior Vice President of Distribution and Logistics for Walgreen Co.

Regarding the pending board changes, Mr. Smith said: “We are delighted to welcome Janet Hill and Randy Lewis to our organization and look forward to working with them as we execute our post-merger business strategies. I would also like to thank Russ Umphenour for his board service. Russ has been a great contributor to the Triarc board and we all wish him well in the future.”

The merger remains subject to other customary closing conditions. There can be no assurance that the merger will be consummated or that the anticipated benefits of the merger will be realized.

About Triarc

Triarc is a holding company and, through its subsidiary Arby’s Restaurant Group, Inc., is the franchisor of the Arby’s® restaurant system. Arby’s is the second largest restaurant franchising system in the sandwich segment of the quick-service restaurant industry. As of June 29, 2008, there were a total of 3,719 Arby’s restaurants in the system, including 1,169 Company-owned and 2,550 franchised locations.

About Wendy's

Wendy’s is primarily engaged in the business of operating, developing and franchising a system of distinctive quick-service restaurants serving high quality food. As of June 29, 2008, there were 6,625 Wendy’s restaurants in operation in the United States and in 21 other countries and territories. Of these restaurants, 1,402 were operated by Wendy’s and 5,223 by Wendy’s franchisees.

Forward-Looking Statements

This press release contains certain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of operations of Triarc Companies, Inc. and its subsidiaries (collectively “Triarc” or the “Company”), and those statements preceded by, followed by, or that include the words “may,” “believes,” “plans,” “expects,” “anticipates,” or the negation thereof, or similar expressions, that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements that address Triarc’s operating performance, the pending merger transaction between Triarc and Wendy’s International, Inc. (“Wendy’s”) or the combined company; expectations with respect to the future financial or business performance; strategies or expectations; synergies, efficiencies, overhead savings, costs, charges and capitalization and anticipated financial impacts of the merger transaction and related transactions; the satisfaction of the closing conditions to the merger transaction and related transactions; the timing of the completion of the merger transaction and related transactions; and other events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth, new restaurant openings or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on our expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by our forward-looking statements. For all of our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in, or implied by the forward-looking statements contained herein. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include, but are not limited to, (1) changes in the quick service restaurant industry; (2) prevailing economic, market and business conditions affecting Triarc and Wendy’s, including competition from other food service providers; (3) conditions beyond Triarc’s or Wendy’s control such as weather, natural disasters, disease outbreaks, epidemics or pandemics impacting Triarc’s and/or Wendy’s customers or food supplies or acts of war or terrorism; (4) changes in the interest rate environment; (5) changes in debt, equity and securities markets; (6) changes in the costs of commodities and/or labor; (7) the availability of suitable locations and terms for the sites designated for development; (8) cost and availability of capital; (9) adoption of new, or changes in, accounting policies and practices; and (10) other factors discussed from time to time in Triarc’s and Wendy’s news releases, public statements and/or filings with the SEC, including those identified in the “Risk Factors” sections of Triarc’s and Wendy’s Annual and Quarterly Reports on Forms 10-K and 10-Q. Other factors include the possibility that the merger does not close, including due to the failure to satisfy one or more of the remaining closing conditions.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

For Triarc Investors:

Kay Sharpton at 678-514-5292 or ksharpton@arbys.com

For Triarc Media:

Sard Verbinnen & Co

Carrie Bloom at (212) 687-8080 or cbloom@sardverb.com

For Wendy's Investors and Media:

John Barker at 614-764-3044 or john_barker@wendys.com

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